Charcot 4

                            AMENDMENT NO. 3
                               TO LEASE

   THIS AMENDMENT NO. 3 is made and entered into this 28th day of June, 1994, by and between DEVCON ASSOCIATES 3 1, a California general partnership as LANDLORD, and MAXTOR CORPORATION, a Delaware corporation, as TENANT.

                                  RECITALS

   A. WHEREAS, by Lease Agreement dated December 6, 1991 Landlord leased to Tenant approximately 21,500+/- square feet of that certain 46,305+/- square foot building located at 2191 Zanker Road, San Jose, California, the details of which are more particularly set forth in said December 6, 1991 Lease Agreement (the "Lease"), and

   B.   WHEREAS, said Lease was amended by Amendment No. 1 dated
December 21, 1992 to increase the Leased Premises from 21,500+/- to 27,199+/- square feet effective January 1, 1993 and amend the Basic Rent schedule and Aggregate Rent accordingly, and

   C.   WHEREAS, said Lease was amended by Amendment No. 2 dated
February 1, 1993 to increase the Leased Premises from 27,199 to
34,605+/- square feet effective February 1, 1993 and amend the Basic Rent schedule and Aggregate Basic Rent accordingly, and

   D. WHEREAS, it is now the desire of the parties hereto to amend the Lease by extending the Term of the Lease for an additional two
(2) year five (5) month twenty nine (29) day period, adding an Option to Terminate paragraph, and amending the Basic Rent schedule and Aggregate Rent of said Lease Agreement as hereinafter set forth.

                            AGREEMENT

   NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

   1. TERM OF LEASE: Subject to Paragraph 3 below, it is agreed between the parties that the term of said Lease shall be extended for an additional two (2) year five (5) month twenty nine (29) day period, changing the Termination Date from October 2, 1994 to March 31, 1997.

   2. BASIC RENT SCHEDULE: The monthly Basic Rental shall be adjusted as follows:

   On October 1, 1994, the sum of SEVENTEEN THOUSAND THREE HUNDRED TWO AND 50/100 DOLLARS ($17,302.50) shall be due, and a like sum due on the first day of each month thereafter, through and including
March 1, 1997.

   The Aggregate Basic Rent for the Lease shall be increased by $517,937.31 or from $492,953.88 to $1,010,891.19.

   3.   TENANT'S OPTION TO TERMINATE LEASE PRIOR TO SCHEDULED
TERMINATION DATE: Landlord hereby grants to Tenant four Options to Terminate this Lease on the dates specified below and subject to the following terms and conditions:

   A.   TENANT'S OPTION TO TERMINATE LEASE EFFECTIVE MARCH 31, 1995:
Provided Tenant is not in default in any of the terms, covenants and conditions of this Lease and any amendments thereto, Landlord hereby grants to Tenant an Option to Terminate this Lease effective March 31, 1995, subject to the following terms and conditions:

   I. Tenant shall give Landlord one hundred twenty (120) days prior written notice of Tenant's exercise of said Option to Terminate this Lease, which written notice must be received by Landlord not later than December 1, 1994. In the event Tenant fails to timely exercise Tenant's Option to Terminate as set forth herein in writing, this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3A, subject to Paragraph 3B, 3C, and 3D below.
Charcot 4

   II. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, this Lease shall terminate on March 31, 1995, with Tenant being responsible for the full performance of all terms, covenants, and conditions of said Lease through the effective date of termination as set forth above.

   III. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, Tenant agrees to surrender the Leased Premises to Landlord, free and clear of Tenant's occupancy or the occupancy of any subtenants, as of the early termination date, and shall comply with all clean-up requirements as outlined in Paragraph 5 "Acceptance and Surrender of Premises" of this Lease.

   IV. The Option rights of Tenant under this Paragraph 3A are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 16, the Option granted herein shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such Option prior to such assignment or sublease.

   B. TENANT'S SECOND OPTION TO TERMINATE LEASE EFFECTIVE SEPTEMBER 30, 1995: Provided Tenant is not in default in any of the terms, covenants and conditions of this Lease and any amendments thereto, and provided Tenant has not exercised its Option to Terminate as provided for in Paragraph 3A above, Landlord hereby grants to Tenant an Option to Terminate this Lease effective September 30, 1995, subject to the following terms and conditions:

   I. Tenant shall give Landlord one hundred twenty (120) days prior written notice of Tenant's exercise of said Option to Terminate this Lease, which written notice must be received by Landlord not later than June 2, 1995. In the event Tenant fails to timely exercise Tenant's Option to Terminate as set forth herein in writing, this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3B, subject to Paragraph 3C and 3D below,

   II. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, this Lease shall terminate on September 30, 1995, with Tenant being responsible for the full performance of all terms, covenants, and conditions of said Lease through the effective date of termination as set forth above.

   III. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, Tenant agrees to surrender the Leased Premises to Landlord, free and clear of Tenant's occupancy or the occupancy of any subtenants, as of the early termination date, and shall comply with all clean-up requirements as outlined in Paragraph 5 "Acceptance and Surrender of Premises" of this Lease.

   IV. The Option rights of Tenant under this Paragraph 3B are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, either voluntarily or by operation of low, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 16, the Option granted herein shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such Option prior to such assignment or sublease.

   C. TENANT'S THIRD OPTION TO TERMINATE LEASE EFFECTIVE MARCH 31,1996: Provided Tenant is not in default in any of the terms, covenants and conditions of this Lease and any amendments thereto, and provided Tenant has not exercised its Option to Terminate as provided for in Paragraph 3A and 3B above, Landlord hereby grants to Tenant an Option to Terminate this Lease effective March 31, 1996, subject to the following terms and conditions:

   I. Tenant shall give Landlord one hundred twenty (120) days prior written notice of Tenant's exercise of said Option to Terminate this Lease, which written notice must be received by Landlord not later than December 2, 1995. In the event Tenant fails to timely exercise Tenant's Option to Terminate as set forth herein in writing, this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3C, subject to Paragraph 3D below.

   II. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, this Lease shall terminate on March 31, 1996, with Tenant being responsible for the full performance of all terms, covenants, and conditions of said Lease through the effective date of termination as set forth above.

   III. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, Tenant agrees to surrender the Leased Premises to Landlord, free and clear of Tenant's occupancy or the occupancy of any subtenants, as of the early termination date, and shall comply with all clean-up requirements as outlined in Paragraph 5 "Acceptance and Surrender of Premises" of this Lease.

   IV. The Option rights of Tenant under this Paragraph 3C are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 16, the Option granted herein shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such Option prior to such assignment or sublease.

   D. TENANT'S FOURTH OPTION TO TERMINATE LEASE EFFECTIVE SEPTEMBER 30.1996: Provided Tenant is not in default in any of the terms, covenants and conditions of this Lease and any amendments thereto, and provided Tenant has not exercised its Option to Terminate as provided for in Paragraph 3A, 3B and 3C above, Landlord hereby grants to Tenant an Option to Terminate this Lease effective September 30, 1996, subject to the following terms and conditions:

   I. Tenant shall give Landlord one hundred twenty (120) days prior written notice of Tenant's exercise of said Option to Terminate this Lease, which written notice must be received by Landlord not later than June 2, 1996. In the event Tenant fails to timely exercise Tenant's Option to Terminate as set forth herein in writing, this Lease shall continue in full force and effect for the full remaining term hereof, absent this Paragraph 3D.

   II. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, this Lease shall terminate on September 30, 1996, with Tenant being responsible for the full performance of all terms, covenants, and conditions of said Lease through the effective date of termination as set forth above.

   III. In the event Tenant timely exercises Tenant's Option to Terminate as set forth herein, Tenant agrees to surrender the Leased Premises to Landlord, free and clear of Tenant's occupancy or the occupancy of any subtenants, as of the early termination date, and shall comply with all clean-up requirements as outlined in Paragraph 5 "Acceptance and Surrender of Premises" of this Lease.

   IV. The Option rights of Tenant under this Paragraph 3D are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 16, the Option granted herein shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such Option prior to such assignment or sublease.

   EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said December 6, 1991 Lease shall remain in full force and effect.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this
Amendment No. 3 to Lease as of the day and year first hereinabove set forth.


LANDLORD:                          TENANT:

DEVCON ASSOCIATES 31,              MAXTOR CORPORATION
a California general               a Delaware corporation
partnership

JOHN ARRILLAGA SEPARATE
PROPERTY TRUST                     By   /s/ J. Larry Smart
                                       -------------------
By:  /s/ John Arrillaga                 J. Larry Smart
   ---------------------              --------------------
John Arrillaga, Trustee            Print or Type Name

                                   Title:   COO
                                          --------------

                                   Dated:    7/15/94
                                          --------------

RICHARD T. PEERY SEPARATE
PROPERTY TRUST


By:   /s/  R. T. Peery
     --------------------------
     Richard T. Peery, Trustee


By:   /s/  Wayne Gianotti
     ----------------------
       Wayne Gianotti


By:   /s/  J. R. McCabe
     -------------------
       John R. McCabe


By:   /s/  M. J. Eggers
      ------------------------------
Michael J. Eggers, Trustee for
the MICHAEL & BETH EGGERS LIVING
TRUST